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                                                                   EXHIBIT 10.70

                       LIMITED LIABILITY COMPANY AGREEMENT

                                       OF

                 ALLIANCE LAUNDRY EQUIPMENT RECEIVABLES 2002 LLC

                          DATED AS OF NOVEMBER 26, 2002

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                                TABLE OF CONTENTS

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ARTICLE I GENERAL PROVISIONS; CAPITAL CONTRIBUTIONS; DEFINITIONS ................1

   Section 1.1.  Formation.......................................................1
   Section 1.2.  Name............................................................1
   Section 1.3.  Purpose.........................................................1
   Section 1.4.  Powers..........................................................2
   Section 1.5.  Limitations on the Company's Powers.............................2
   Section 1.6.  Members.........................................................4
   Section 1.7.  Special Member..................................................4
   Section 1.8.  Registered Office; Registered Agent; Place of Business..........5
   Section 1.9.  Capital Contributions...........................................5
   Section 1.10. Term............................................................6
   Section 1.11. Limited Liability...............................................6
   Section 1.12. No State-Law Partnership........................................6
   Section 1.13. Return of Contributions.........................................6

ARTICLE II CAPITAL ACCOUNTS .....................................................6

   Section 2.1.  Capital Accounts................................................6
   Section 2.2.  Computation of Amounts..........................................7
   Section 2.3.  Distribution in Kind............................................7

ARTICLE III DISTRIBUTIONS AND ALLOCATIONS........................................7

   Section 3.1.  Distributions...................................................7
   Section 3.2.  Allocation of Profits and Losses................................8

ARTICLE IV MANAGEMENT AND MEMBER RIGHTS..........................................8

   Section 4.1.  Management Authority............................................8
   Section 4.2.  Independent Managers............................................9
   Section 4.3.  Officers.......................................................10
   Section 4.4.  Indemnification................................................12

ARTICLE V MEMBERS ..............................................................12

   Section 5.1.  Transfer of Company Interest...................................12
   Section 5.2.  Member Rights: Meetings........................................13
   Section 5.3.  Additional Members.............................................14
   Section 5.4.  Resignation of a Member........................................14
   Section 5.5.  Termination of a Member........................................14
   Section 5.6.  Outside Businesses.............................................15
   Section 5.7.  Waiver of Rejection Right......................................15
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ARTICLE VI DURATION.............................................................15

   Section 6.1.  Duration.......................................................15
   Section 6.2.  Winding Up.....................................................16
   Section 6.3.  Termination....................................................16

ARTICLE VII VALUATION...........................................................16

   Section 7.1.  Valuation......................................................16

ARTICLE VIII BOOKS OF ACCOUNT: MEETINGS.........................................17

   Section 8.1.  Books..........................................................17
   Section 8.2.  Fiscal Year....................................................17
   Section 8.3.  Tax Allocation and Reports.....................................17

ARTICLE IX MISCELLANEOUS .......................................................17

   Section 9.1.  Amendments.....................................................17
   Section 9.2.  Successors.....................................................18
   Section 9.3.  Governing Law; Severability....................................18
   Section 9.4.  Notices........................................................18
   Section 9.5.  Complete Agreement: Headings, Counterparts.....................18
   Section 9.6.  Partition......................................................18
   Section 9.7.  Benefits of Agreement: Third-Party Rights......................19
   Section 9.8.  Binding Agreement..............................................19
   Section 9.9.  No Strict Construction.........................................19
   Section 9.10. Effectiveness..................................................19
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     THIS LIMITED LIABILITY COMPANY AGREEMENT, dated as of November 26, 2002
(this "Agreement"), is adopted, executed and agreed to, for good and valuable consideration, by the sole Initial Member and the person specified in accordance with Section 1.7 who shall initially be Douglas K. Johnson, upon the occurrence of events specified herein, as Special Member. Capitalized terms used herein are defined in Appendix A attached hereto; capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in Appendix A to the Pooling and Servicing Agreement.

                                    ARTICLE I
             GENERAL PROVISIONS; CAPITAL CONTRIBUTIONS; DEFINITIONS

     Section 1.1. Formation. The formation of Alliance Laundry Equipment Receivables 2002 LLC (the "Company") pursuant to and in accordance with the Delaware Limited Liability Company Act, 6 Del. C. (S) 18-101, et seq., as amended from time to time (the "Act"), occurred on November 26, 2002. David J. Rasnik, has been designated as an authorized person, within the meaning of the Act, and has executed, delivered and filed the certificate of formation of the Company (which certificate of formation as amended from time to time is referred to as the "Certificate of Formation"). Upon the Initial Member's (i) execution of this Agreement or a counterpart hereof and (ii) the making of the capital contribution required by Section 1.9, such Initial Member shall be admitted to the Company as its sole initial member. The existence of the Company as a separate legal entity shall continue until the cancellation of the Certificate of Formation of the Company as provided in the Act.

     Section 1.2. Name. The name of the Company formed hereby is "Alliance Laundry Equipment Receivables 2002 LLC" or such other name or names as the Board of Managers may from time to time designate.

     Section 1.3. Purpose.

          (a) The purposes of the Company are to engage in the following activities:

                    (i) to acquire from time to time any right, title and interest in and to trade receivables and equipment loans related to commercial laundry equipment, monies due thereunder and proceeds related thereto, security interests in the equipment financed thereby and other assets, insurance policies related thereto and other related assets (collectively, "Receivables") pursuant to the Basic Documents;

                    (ii) to acquire, own, hold, service, sell, assign, pledge, invest, lend and otherwise deal with the Receivables, related insurance policies, cash, marketable securities and any proceeds or further rights associated with any of the foregoing pursuant to the Basic Documents;

                    (iii) to transfer the Receivables to Alliance Laundry Equipment Receivables Trust 2002-A (the "Trust");

                    (iv) to hold and enjoy all of the rights and privileges of the ownership of all of the beneficial interests in the Trust;

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                    (v) to perform its obligations under the Basic Documents;
          and

                    (vi) to engage in any activity and to exercise any powers permitted to limited liability companies under the laws of the State of Delaware that are related or incidental to the foregoing and necessary, convenient or advisable to accomplish the foregoing, including the entering into referral, management, servicing and administration agreements.

          (b) The Company, by or through any of its officers on behalf of the Company, may enter into and perform its obligations under the Basic Documents and all documents, agreements or certificates contemplated thereby or related thereto, all without any further act, vote or approval of any Member or any of its Managers or officers notwithstanding any other provision of this Agreement, the Act or applicable law, rule or regulation. The foregoing authorization shall not be deemed a restriction on the powers of any officer to enter into other agreements on behalf of the Company to carry out the purposes set out in this
Section 1.3.

     Section 1.4. Powers. Subject to Section 1.5, the Company shall (i) have and exercise all powers necessary, convenient or incidental to accomplish its purposes as set forth in Section 1.3 and (ii) have and exercise all of the powers and rights conferred upon limited liability companies formed pursuant to the Act.

     Section 1.5. Limitations on the Company's Powers.

          (a) This Section 1.5 is being adopted in order to comply with certain provisions required in order to qualify the Company as a "special purpose" entity. The Company shall not engage in any business or activity other than as set forth in Section 1.3 hereof.

          (b) The Company shall not incur (i) any indebtedness, whether or not contingent, in respect of borrowed money or evidenced by bonds, notes, debentures or similar instruments or letters of credit (or reimbursement agreements in respect thereof) or bankers' acceptances, (ii) any obligations constituting capitalized lease obligations or the deferred purchase price of property or (iii) any obligations to guarantee or secure with a lien upon property of the Company (other than a lien created in connection with a sale of property) any such indebtedness or obligations of another person, other than Permitted Indebtedness.

          (c) The Company shall not, so long as any Permitted Indebtedness (other than indebtedness to the Initial Member) is outstanding, amend, alter, change or repeal the definition of "Independent Manager" or Sections 1.3, 1.4, 1.5, 1.7, 4.1, 4.2, 4.3, 5.1, 5.3, 5.4, 5.5, 6.1, 6.2, 6.3, 9.1 or 9.7 or
Schedule 1 of this Agreement without the unanimous written consent of the Board of Managers (including each of the Independent Managers) and the satisfaction of the Rating Agency Condition with respect thereto; provided, however, that subject to this Section 1.5, the Members shall have the right to amend, alter, change or repeal any provisions contained in this Agreement in accordance with
Section 9.1.

          (d) Notwithstanding any other provision of this Agreement and any provision of law that otherwise so empowers the Company, the Members or the Board of Managers, or any other person or entity, the Company shall not be authorized or empowered, nor shall the Members, the Board of Managers nor any other person or entity, permit the Company, without

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the prior unanimous written consent of the Board of Managers (including each of the Independent Managers), to take any Material Action; provided, however, that the Board may not vote on, or authorize the taking of, any Material Action, unless there are at least two Independent Managers then serving in such capacity.

          (e) The Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its existence, rights (charter and statutory) and franchises; provided, however, that the Company shall not be required to preserve any such right or franchise if the Board of Managers (including the Independent Managers) shall determine that the preservation thereof is no longer desirable for the conduct of its business and that the loss thereof is not disadvantageous in any material respect to the Control Party and the holders of the Permitted Indebtedness and the Company shall deliver to the Indenture Trustee and the Control Party an Officer's Certificate to that effect. The Company shall also:

                    (i) maintain its own separate books and records and bank accounts including preparation of separate financial statements;

                    (ii) at all times hold itself out to the public as a legal entity separate from and not a division of the Members and any other Person;

                    (iii) ensure that its Board of Managers is composed differently from that of its Members or Affiliates of its Members;

                    (iv) file its own tax returns, if any, as may be required under applicable law, to the extent (a) not part of a consolidated group filing a consolidated return or returns or (b) not treated as a division for tax purposes of another taxpayer or otherwise disregarded for tax purposes, and pay any taxes so required to be paid under applicable law;

                    (v) except as contemplated by the Basic Documents, not commingle its assets with assets of any other Person including without limitations, any Members and any direct or ultimate parent of any Member and hold all of its assets in its own name;

                    (vi) conduct its business in its own name;

                    (vii) pay its own liabilities only out of its own funds;

                    (viii) maintain an arm's length relationship with its Affiliates and its Members;

                    (ix) pay the salaries of its own employees and maintain a sufficient number of employees in light of its contemplated business operations, if any;

                    (x) not hold out its credit or assets as being available to satisfy the obligations of others nor guarantee or become obligated for the debts of any other entity (except as contemplated by the Basic Documents);

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                    (xi) allocate fairly and reasonably any overhead for shared office space;

                    (xii) use separate stationery, invoices and checks;

                    (xiii) not pledge its assets for the benefit of any other Person, except as contemplated by the Basic Documents;

                    (xiv) correct any known misunderstanding regarding its separate identity;

                    (xv) maintain adequate capital in light of its contemplated business purposes transactions and liabilities;

                    (xvi) cause the Board of Managers to meet at least annually or act pursuant to written consent and keep minutes of such meetings and actions and observe all other Delaware limited liability company formalities;

                    (xvii) not acquire any obligations or securities or other ownership interests of a Member or any Affiliate (except as contemplated by the Basic Documents); and

                    (xviii) cause the Directors, Officers, agents and other representatives of the Company to act at all times with respect to the Company consistently and in furtherance of the foregoing and in the best interest of the Company.

Failure of the Company, or any Member, Manager or officer on behalf of the Company, to comply with any of the covenants set forth in this Section 1.5 shall not affect the status of the Company as a separate legal entity or the limited liability of the Member.

     Section 1.6. Members. The name and the mailing address of the Initial Member is set forth on Schedule 1 attached hereto. The Board of Managers shall amend from time to time Schedule 1 to reflect any future addition, resignation, withdrawal or termination of Members. Subject to Section 1.5, Members may also act by written consent.

     Section 1.7. Special Member. Upon the occurrence of any event that causes a Member to cease to be a Member of the Company (other than (i) upon the assignment by a Member of all of its limited liability company interest in the Company and the admission of the transferee pursuant to Section 5.1 or (ii) the resignation of a Member and the admission of an additional Member of the Company pursuant to Section 5.4), one person acting as an Independent Manager, who shall be specified from time to time by resolution of the Board of Managers and shall have executed a signature page to this Agreement and who shall initially be Douglas K. Johnson, shall, without any action of any Person and simultaneously with the Initial Member ceasing to be a member of the Company, automatically be admitted to the Company as a Special Member and shall continue the Company without dissolution. No Special Member may resign from the Company or transfer its rights as Special Member unless: (i) a successor Special Member has been admitted to the Company as Special Member by executing a counterpart to this Agreement

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and (ii) such successor has also accepted its appointment as Independent Manager pursuant to Section 4.2; provided, however, the Special Member shall automatically cease to be a member of the Company upon the admission to the Company of a substitute Member. Each Special Member shall be a member of the Company that has no interest in the profits, losses and capital of the Company and has no right to receive any distributions of Company assets. Pursuant to
Section 18-301 of the Act, a Special Member shall not be required to make any capital contributions to the Company and shall not receive a limited liability company interest in the Company. A Special Member, in its capacity as Special Member, shall have no right to vote on, approve or otherwise consent to any action by, or matter relating to, the Company, including, without limitation, the merger, consolidation or conversion of the Company. In order to implement the admission to the Company of each Special Member, each Person acting as an Independent Manager and who is designated to be a Special Member in accordance with this Section 1.7, shall execute a counterpart to this Agreement. Prior to its admission to the Company as a Special Member, each person acting as an Independent Manager shall not be a member of the Company.

     Section 1.8. Registered Office; Registered Agent; Place of Business. The registered office of the Company required by the Act to be maintained in the State of Delaware shall be the office of the initial registered agent named in the Certificate of Formation or such other office (which need not be a place of business of the Company) as the Board of Managers may designate from time to time in the manner provided by law. The registered agent of the Company in the State of Delaware shall be the initial registered agent, at the registered address named in the Certificate of Formation, or such other person or persons as the Board of Managers may designate from time to time in the manner provided by law. The Company will maintain a chief executive office and principal place of business at such place or places inside or outside the State of Delaware as the Board of Managers may designate from time to time.

     Section 1.9. Capital Contributions.

          (a) The Initial Member shall, promptly following the execution of this Agreement, contribute to the capital of the Company the amount set forth on
Schedule 1. The Initial Member is not required to make any additional capital contribution to the Company. However, the Initial Member may make additional capital contributions to the Company at any time at the sole discretion of such Initial Member. All such contributions shall take the form of (i) the Initial Member's right, title and interest in and to Authorized Assets or (ii) a cash transfer. The Persons hereafter admitted as Members of the Company shall make such contributions of cash (or promissory obligations), property or service to the Company as shall be determined by the Board of Managers at the time of each such admission. The Persons hereafter admitted as Members of the Company shall not be required to make any additional capital contribution to the Company. However, each such Person may make additional capital contributions to the Company at any time upon the written consent of the Board of Managers. All such additional contributions shall take the form of a cash transfer or a deed cash transfer unless otherwise approved by the Board of Managers at the time of each such contribution. The Board of Managers shall amend Schedule 1 from time to time to reflect any capital contribution made by any Member. The provisions of this Agreement, including this Section 1.9, are intended solely to benefit the Member and, to the fullest extent permitted by law, shall not be construed as conferring any benefit upon any creditor of the Company (and no such creditor of the Company

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shall be a third party beneficiary of this Agreement) and no Member or Special
Member shall have any duty or obligation to any creditor of the Company to make any contribution to the Company or to issue any call for capital pursuant to this Agreement.

          (b) No Member shall have any responsibility to restore any negative balance in such Member's Capital Account or to contribute to or in respect of liabilities or obligations of the Company, whether arising in tort, contract or otherwise, or return distributions made by the Company except as required by the Act or other applicable law. The failure of the Company to observe any formalities or requirements relating to the exercise of its powers or management of its business or affairs under this Agreement or the Act shall not be grounds for imposing personal liability on the Members for liabilities of the Company.

          (c) No interest shall be paid by the Company on capital contributions or on balances in Capital Accounts.

          (d) A Member shall not be entitled to withdraw any part of its Capital Account or to receive any distributions from the Company except as provided in Articles III and VI; nor shall a Member be entitled to make any capital contribution to the Company other than as expressly provided herein.

     Section 1.10. Term. The Company's term shall continue until the Company is dissolved in accordance with Article VI of this Agreement.

     Section 1.11. Limited Liability. To the fullest extent permitted by law, the debts, obligations and liabilities of the Company, whether arising in contract, tort or otherwise, shall be the debts, obligations and liabilities solely of the Company, and no Member, Special Member, Manager or any officer of the Company shall be obligated personally for any such debt, obligation or liability of the Company solely by reason of being a Member, Special Member, Manager or officer of the Company.

     Section 1.12. No State-Law Partnership. The Member(s) intend that the Company not be a partnership (including, without limitation, a limited partnership) or joint venture, and that no Member be a partner or joint venturer of any other Member, for any purposes, and neither this Agreement nor any other document entered into by the Company or any Member shall be construed to suggest otherwise.

     Section 1.13. Return of Contributions. The contributions of the Members are to be returned to the Members only upon the termination and liquidation of the Company in accordance with Article VI of this Agreement but contributions may be returned prior to such time with the consent of the Independent Managers.

                                   ARTICLE II
                                CAPITAL ACCOUNTS

     Section 2.1. Capital Accounts. A "Capital Account" will be established for each Member on the books of the Company and will be adjusted as follows:

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          (a) Such Member's contributions to the capital of the Company will be credited to such Member's Capital Account when received by the Company.

          (b) At the end of each fiscal year of the Company and upon dissolution and winding up of the Company pursuant to Article VI, Profits for such period allocated to such Member pursuant to Section 3.2 shall be credited and Losses for such period allocated to such Member pursuant to Section 3.2 shall be debited, as the case may be, to such Member's Capital Account.

          (c) Any amounts distributed to such Member will be debited against such Member's Capital Account.

          (d) Such Member's Capital Account will otherwise be adjusted in accordance with Treas. Reg. (S) 1. 704-1(b)(2)(iv).

     Section 2.2. Computation of Amounts. For purposes of computing the amount of any item of income, gain, loss, deduction or expense to be reflected in Capital Accounts, the determination, recognition and classification of each such item shall be the same as its determination, recognition and classification for federal income tax purposes; provided, that:

          (a) any income that is exempt from Federal income tax shall be added to such taxable income or losses and any expenditures of the Company described in Section 705(a)(2)(B) of the Code or treated as Section 705(a)(2)(B) of the Code expenditures pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(i), shall be subtracted from such taxable income or losses;

          (b) if the Book Value of any Company property is adjusted pursuant to Treasury Regulation Section 1.704-1(b)(2)(iv)(e) (in connection with a distribution of such property) or (f) (in connection with a revaluation of Capital Accounts), the amount of such adjustment shall be taken into account as gain or loss from the disposition of such property; and

          (c) if property that is reflected on the books of the Company has a Book Value that differs from the adjusted tax basis of such property, depreciation, amortization and gain or loss with respect to such property shall be determined by reference to such Book Value.

     Section 2.3. Distribution in Kind. If property is to be distributed in kind to the Members pursuant to this Agreement, (i) the value of such property shall first be adjusted pursuant to Section 2.2(b) to its value (as determined pursuant to Article VII as of the date of such distribution), (ii) the Capital Accounts of the Members shall be adjusted immediately prior to the distribution as if such property were sold at its value (as so determined) and (iii) the value of such property (as so determined) received by each Member shall be debited against such Member's respective Capital Account at the time of distribution.

                                   ARTICLE III
                          DISTRIBUTIONS AND ALLOCATIONS

     Section 3.1. Distributions. Distributions of cash or other assets (except Authorized Assets) of the Company shall be made at such times and in such amounts as the Board of Managers may determine. Unless the Board of Managers determines otherwise, distributions

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shall be made to Members pro rata based on the Percentage Interests held by each
Member. Notwithstanding any provision to the contrary contained in this Agreement, the Company shall not make a distribution to any Member on account of such Member's interest in the Company if such distribution would violate Section 18-607 of the Act or other applicable law or any Basic Document.

     Section 3.2. Allocation of Profits and Losses. Except as may be required by the Code, each item of income, gain, loss, deduction or expense to the Company shall be allocated among the Members in proportion to the Percentage Interests held by each Member.

                                   ARTICLE IV
                          MANAGEMENT AND MEMBER RIGHTS

     Section 4.1. Management Authority.

          (a) Subject to Section 1.5, the business and affairs of the Company shall be managed by or under the direction of a board of one or more Managers (the "Board of Managers"). Subject to Section 1.5, the Members may determine at anytime in their sole and absolute discretion the number of Managers to constitute the Board of Managers. The authorized number of Managers may be increased or decreased by the Members at any time in their sole and absolute discretion, upon notice to all Managers, and subject in all cases to Section
1.5. The initial number of Managers shall be five, two of which shall be Independent Managers pursuant to Section 4.2. Each Manager elected, designated or appointed shall hold office until a successor is elected and qualified or until such Manager's earlier death, resignation or removal. Each Manager shall execute and deliver a counterpart of the Manager Agreement. Managers need not be Members. Each Manager shall be a natural person.

          (b) Subject to Section 1.5, the Board of Managers shall have the power to do any and all acts necessary, convenient or incidental to or for the furtherance of the purposes described herein, including all powers, statutory or otherwise. Subject to Sections 1.3(b) and 1.5, the Board of Managers has the authority to bind the Company. Notwithstanding the last sentence of Sentence 18-402 of the Act, no Member, unless such Member is also a Manager and acts as its capacity as Manager, shall have any authority to act for or bind the Company but shall have only the right to vote on or approve the actions herein specified to be voted on or approved by the Members or as otherwise specified in the Act.

          (c) The Board of Managers may hold meetings, both regular and special, within or outside the State of Delaware. Regular meetings of the Board of Managers may be held without notice at such time and at such place as shall from time to time be determined by the Board of Managers. Special meetings of the Board of Managers may be called by any one or more of the Managers on not less than one (1) day's (or such shorter period as shall be agreed to by such Manager) notice to each Manager by telephone, facsimile, mail, telegram or any other means of communication.

          (d) At all meetings of the Board of Managers, a majority of the Managers shall constitute a quorum for the transaction of business and, except as otherwise provided in any other provision of this Agreement, the act of a majority of the Managers present at any meeting

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at which there is a quorum shall be the act of the Board of Managers. If a quorum shall not be present at any meeting of the Board of Managers, the Managers present at such meeting may adjourn the meeting from time to time, without notice other than announcement at the meeting, until a quorum shall be present. Any action required or permitted to be taken at any meeting of the Board of Managers may be taken without a meeting if all members of the Board of Managers, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board of Managers.

          (e) Managers may participate in meetings of the Board of Managers, by means of telephone conference or similar communications equipment that allows all persons participating in the meeting to hear each other, and such participation in a meeting shall constitute presence in person at the meeting and shall be counted for purposes of determining whether a quorum exists. If all the Members are participating by telephone conference or similar communications equipment, the meeting shall be deemed to be held at the principal place of business of the Company.

          (f) The Board of Managers shall have the authority to fix the compensation of Managers. The Managers may be paid their expenses, if any, of attendance at meetings of the Board of Managers, which may be a fixed sum for attendance at each meeting of the Board of Managers or a stated salary as Manager. No such payment shall preclude any Manager from serving the Company in any other capacity and receiving compensation therefor.

          (g) Subject to Section 4.2, unless otherwise restricted by law, any Manager or the entire Board of Managers, may be removed, with or without cause, at any time by the Members, and, subject to Section 4.2, any vacancy caused by any such removal may be filled by action of the Members.

          (h) Subject to Section 4.2, in exercising the rights and performing the duties of Managers under this Agreement, each Manager shall have a fiduciary duty of loyalty and care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware.

     Section 4.2. Independent Managers.

          (a) The Company shall at all times have at least two (2) Independent Managers who will be appointed as Managers by the Members. The initial Independent Managers shall each execute and deliver an Independent Manager Agreement and a counterpart of the Manager Agreement. To the fullest extent permitted by Section 18-1101(c) of the Act, the Independent Managers shall consider only the interests of the Company, including its respective creditors, in acting or otherwise voting on any Material Action or the matters referred to in Section 1.5. No resignation or removal of an Independent Manager, and no appointment of a successor Independent Manager, shall be effective until the successor Independent Manager shall have accepted his or her appointment by execution and delivery of an Independent Manager Agreement, a counterpart of the Manager Agreement and, if such person shall be designated as the Special Member, shall have executed a counterpart of this Agreement. All right, power and authority of an Independent Manager shall be limited to the extent necessary to exercise those rights and perform those duties specifically set forth in this Agreement. Except as provided in

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the third sentence of this Section 4.2, in exercising such Independent Manager's rights and performing such Independent Manager's duties under this Agreement, an Independent Manager shall have a fiduciary duty of care similar to that of a director of a business corporation organized under the General Corporation Law of the State of Delaware. Notwithstanding the last sentence of Section 18-402 of the Act, except as expressly provided in this Agreement, the Independent
Managers shall not bind the Company. No Independent Manager shall at any time serve as trustee in bankruptcy for any Affiliate of the Company.

          (b) In the event of a vacancy in the position of Independent Manager, the Members shall, as soon as practicable, appoint a successor Independent Manager. Notwithstanding anything to the contrary set forth herein, the Company shall not take any Material Action until such successor Independent Manager is appointed.

          (c) To the fullest extent permitted by law, so long as any Permitted Indebtedness is outstanding, the Independent Managers shall not acquiesce, petition, or otherwise involve or cause the Company to order the winding up or liquidation of the affairs of the Company.

     Section 4.3. Officers.

          (a) The officers of the Company shall consist of at least a Chief Executive Officer, a Secretary and a Treasurer. The officers of the Company may also consist of one or more Vice Presidents, Assistant Secretaries and Assistant Treasurers. Any number of offices may be held by the same person. The Board of Managers shall appoint a Chief Executive Officer, a Secretary and a Treasurer. The Board of Managers may appoint such other officers and agents as it shall deem necessary or advisable who shall hold their offices for such terms and shall exercise such powers and perform such duties as specified in this Agreement or as shall be determined from time to time by the Board of Managers. The salaries of all officers and agents of the Company shall be fixed by or in the manner prescribed by the Board of Managers. The officers of the Company shall hold office until their successors are chosen and qualified. Any officer may be removed at any time, with or without cause, by the affirmative vote of a majority of the Board of Managers. Any vacancy occurring in any office of the Company shall be filled by the Board of Managers. The Board of Managers may delegate to any such officer, person or entity such authority to act on behalf of the Company as the Board of Managers may from time to time deem appropriate in its sole discretion.

          (b) Chief Executive Officer. The Chief Executive Officer shall preside at all meetings of the Members, if any, and the Board of Managers, shall be responsible for the general and active management of the business of the Company and shall see that all orders and resolutions of the Board of Managers are carved into effect. The Chief Executive Officer shall execute all bonds, mortgages and other contracts, except: (i) where required or permitted by law or this Agreement to be otherwise signed and executed; (ii) where signing and execution thereof shall be expressly delegated by the Board of Managers to some other officer or agent of the Company, including Section 4.1(b); and (iii) as otherwise permitted by Section 4.3(g).

          (c) Vice President. In the absence of the Chief Executive Officer or in the event of the Chief Executive Officer's inability or refusal to act, the Vice President, if any (or in the event there be more than one Vice President, the Vice Presidents in the order designated by the Managers, or in the absence of any designation, then in the order of their election), shall perform the duties of the Chief Executive Officer, and when so acting, shall have all the powers of and be subject to all the restrictions upon the Chief Executive Officer. The Vice Presidents, if any, shall perform such other duties and have such other powers as the Board of Managers may from time to time prescribe.

          (d) Secretary and Assistant Secretary: The Secretary shall be responsible for filing legal documents and maintaining records for the Company. The Secretary shall attend all meetings of the Board of Managers and all meetings of the Members, if any, and record all the proceedings of the meetings of the Company and of the Board of Managers in a book to be kept for that purpose and shall perform like duties for the standing committees when required. The Secretary shall give, or cause to be given, notice of all meetings of the Members, if any, and special meetings of the Board of Managers, and shall perform such other duties as may be prescribed by the Board of Managers or the Chief Executive Officer, under whose supervision the Secretary shall serve. The Assistant Secretary, if any, or if there be more than one, the Assistant Secretaries in the order determined by the Board of Managers (or if there be no such determination, then in order of their election), shall, in the absence of the Secretary or in the event of the Secretary's inability to act, perform the duties and exercise the powers of the Secretary and shall perform such other duties and have such other powers as the Board of Managers may from time to time prescribe.

          (e) Treasurer and Assistant Treasurer. The Treasurer shall have custody of the Company funds and securities and shall keep full and accurate accounts of receipts and disbursements in books belonging to the Company and shall deposit all moneys and other valuable effects in the name and to the credit of the Company in such depositories as may be designated by the Board of Managers. The Treasurer shall disburse the funds of the Company as may be ordered by the Board of Managers, taking proper vouchers for such disbursements, and shall render to the Chief Executive Officer and to the Board of Managers, at its regular meetings or when the Board of Managers so requires, an account of all of the Treasurer's transactions and of the financial condition of the Company. The Assistant Treasurer, if any, or if there shall be more than one, the Assistant Treasurers in the order determined by the Board of Managers (or if there be no such determination, then in the order of their election), shall, in the absence of the Treasurer or in the event of the Treasurer's inability to act, perform the duties and exercise the powers of the Treasurer and shall perform such other duties and have such other powers as the Board of Managers may from time to time prescribe.

          (f) Officers. The Officers, to the extent of their powers set forth in this Agreement or otherwise vested in them by the Board of Managers not inconsistent with this Agreement, shall have the power and authority, subject to
Section 1.5, to bind the Company.

          (g) When the taking of such action has been authorized by the Board of Managers, any officer of the Company or any other person or entity specifically authorized by the Board of Managers may execute any contract or other agreement or document on behalf of the Company and may execute and file on behalf of the Company with the Secretary of State of the State of Delaware any certificates of amendment to the Certificate of Formation, one or more restated certificates of formation and certificates of merger or consolidation and, upon the dissolution and completion of winding up of the Company, at any time when there are no Members, or as otherwise provided in the Act, a certificate of cancellation canceling the Certificate of Formation. Except to the extent otherwise provided herein, each officer shall have a fiduciary duty of loyalty and care similar to that of officers of business corporations organized under the General Corporation Law of the State of Delaware.

     Section 4.4. Indemnification. Except as limited by law and subject to the provisions of this Section 4.4, each Person shall be entitled to be indemnified and held harmless on an as incurred basis by the Company (but only after first making a claim for indemnification available from any other source and only to the extent indemnification is not provided by that source) to the fullest extent permitted under the Act and other applicable law (including indemnification for negligence, gross negligence and breach of fiduciary duty to the extent so authorized), as amended from time to time (but, in the case of any such amendment, to the fullest extent permitted by law, only to the extent that such amendment permits the Company to provide broader indemnification rights than such law permitted the Company to provide prior to such amendment), against all losses, liabilities and expenses, including attorneys' fees and expenses, arising from claims, actions and proceedings in which such Person may be involved, as a party or otherwise, by reason of such Person being or having been a Manager, Member, Special Member or officer of the Company, or by reason of such Person serving at the request of the Company as a director, officer, member, manager, partner, employee or agent of another limited liability company or of a corporation, partnership, joint venture, trust or other enterprise, including service with respect to an employee benefit plan whether or not such Person continues to be such or serve in such capacity at the time any such loss, liability or expense is paid or incurred. The rights of indemnification provided in this Section 4.4 will be in addition to any rights to which such Person may otherwise be entitled by contract or as a matter of law and shall extend to such Person's successors and assigns. In particular, and without limitation of the foregoing, such Person shall be entitled to indemnification by the Company against expenses (as incurred), including attorneys' fees and expenses, incurred by such person or entity upon the delivery by such Person to the Company of a written undertaking (reasonably acceptable to the Board of Managers) to repay all amounts so advanced if it shall ultimately be determined that such person or entity is not entitled to be indemnified under this Section 4.4. The Company may, to the extent authorized from time to time by the Board of Managers, and to the fullest extent permitted by law, grant rights to indemnification and to advancement of expenses to any employee or agent of the Company to the fullest extent of the provisions of this Section 4.4 with respect to the indemnification and advancement of expenses of the Managers, Members and officers of the Company; provided, however, indemnification of expenses to any employee or agent of the Company will be subordinated to the full repayment of the Noteholders.

                                    ARTICLE V
                                     MEMBERS

     Section 5.1. Transfer of Company Interest.

          (a) Subject to Section 5.3, no Member shall sell, assign, transfer or otherwise dispose of, whether voluntarily or involuntarily or by operation of law (a "Transfer"), all or any portion of such Member's interest in the Company without the prior written consent of the Board of Managers, which consent may be given or withheld in its sole discretion.

          (b) Notwithstanding any other provision of this Agreement, any Transfer by the Members in contravention of any of the provisions of this
Section 5.1 shall, to the fullest extent permitted by law, be void and ineffective, and shall not bind, or be recognized by, the Company.

          (c) If and to the extent any Transfer of an interest in the Company is made pursuant to and in accordance with the terms of this Agreement, this Agreement (including the Appendix, Schedule and Exhibits hereto) shall be amended by the Board of Managers to reflect the Transfer of the Company interest to the transferee, to admit the transferee as a Member and to reflect the elimination of the transferring Member (or the reduction of such transferring Member's interest in the Company) and (if and to the extent then required by the
Act) a certificate of amendment to the Certificate of Formation reflecting such admission and elimination (or reduction) shall be filed in accordance with the Act. The effectiveness of the Transfer of an interest in the Company permitted hereunder and the admission of any substitute Member pursuant to Section 5.3 shall be deemed effective upon the later to occur of the time of Transfer of an interest in the Company to such transferee or the first date that the Board of Managers receives evidence of such Transfer, including the terms thereof; but in either case, the admission of the transferee as a member of the Company shall be deemed effective immediately prior to the Member ceasing to be a member of the Company. If the transferring Member has transferred all of its interest in the Company pursuant to this Section 5.1, then, upon the later to occur of the time of such Transfer or the first date that the Board of Managers receives evidence of such Transfer, including the terms thereof, the transferring Member shall cease to be a Member with respect to such interest; but in either case, the admission of the transferee as a member of the Company shall be deemed effective immediately prior to the Member ceasing to be a member of the Company.

          (d) Any person or entity who acquires in any manner whatsoever any interest in the Company, irrespective of whether such person or entity has accepted and adopted in writing the terms and provisions of this Agreement, shall be deemed by the acceptance of the benefits of the acquisition thereof to have (i) made all of the capital contributions, (ii) received all of the distributions, and (iii) agreed to be subject to and bound by all of the terms and conditions of this Agreement and the Basic Documents, that any predecessor in such interest in the Company made, received and was subject to or bound.

     Section 5.2. Member Rights: Meetings.

          (a) No Member, unless such Member is also a Manager and acts in its capacity as Manager, shall have any right, power or duty, including the right to approve or vote on any matter, except as expressly required by the Act or other applicable law or as expressly provided for hereunder.

          (b) Unless a greater vote is required by the Act or as expressly provided for hereunder, the affirmative vote of a Majority in Interest of the Members entitled to vote shall be required to approve any proposed action.

          (c) Meetings of the Members for the transaction of such business as may properly come before such Members shall be held at such place, on such date and at such time as a Member or Members holding a Majority in Interest shall determine. Special meetings of Members for any proper purpose or purposes may be called at any time by the Board of Managers or the Member or Members holding a Majority in Interest. The Company shall deliver oral or written notice (written notice may be delivered by mail) stating the date, time, place and purposes of any meeting to each Member entitled to vote at the meeting. Such notice shall be given not less than four (4) and not more than sixty (60) days before the date of the meeting.

          (d) Any action required or permitted to be taken at an annual or special meeting of the Members may be taken without a meeting, without prior notice, and without a vote, provided that written consents, setting forth all proposed actions to be taken at such meeting, are signed by the Members holding at least the minimum Percentage Interest that would be necessary to authorize or take such action at a meeting at which all Members entitled to vote on such action were present and voted. Every written consent shall bear the date and signature of each Member who signs such consent. Prompt notice of the taking of action without a meeting by less than unanimous written consent shall be given to all Members who have not consented in writing to such action.

     Section 5.3. Additional Members. The Board of Managers shall have the sole right to admit additional Members upon such terms and conditions and at such time or times as the Board of Managers shall in its sole discretion determine; provided, that, notwithstanding the foregoing, so long as any Permitted Indebtedness remains outstanding, no additional Members may be admitted to the Company. In connection with any such admission, the Board of Managers shall amend Schedule 1 to reflect the name, address and capital contribution of the additional Member and the new Percentage Interests of all Members.

     Section 5.4. Resignation of a Member. So long as any Permitted Indebtedness (other than indebtedness to the Initial Member) is outstanding, the Initial Member may not resign without prior written consent of the Indenture Trustee and the Control Party. A Member (other than the Initial Member) may resign from the Company with the written consent of the Board of Managers. In the event that there is only one Member, such Member shall not be permitted to resign pursuant to this Section 5.4 unless an additional member of the Company is admitted to the Company. Such admission shall be deemed effective immediately prior to the resignation, and, immediately following such admission, the resigning Member shall cease to be a member of the Company.

     Section 5.5. Termination of a Member. Notwithstanding the provisions of
Section 5.4, a person or entity will no longer be a Member for purposes of this Agreement upon an Event of Withdrawal. The Terminated Member, or its personal representative, as the case may be, shall only be entitled to continue to receive allocation of Profits and Losses and distributions of the Company, including distributions pursuant to Article III hereof, as and when paid by the Company, to the same extent such Terminated Member was entitled to such distributions as a Member. Except as provided in Section 6.1, such Terminated Member's successors and assigns will not be entitled to participate in any Company decision or determination, and such Terminated Member's successors and assigns will acquire only such Terminated Member's right to receive allocation of Profits and Losses and to share in Company distributions.

     Section 5.6. Outside Businesses. Any Member or Special Member may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Company, and the Company and the Members shall have no rights by virtue of this Agreement in and to such independent ventures or the income or gains derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Company, shall not be deemed wrongful or improper. No Member shall be obligated to present any particular investment opportunity to the Company even if such opportunity is of a character that, if presented to the Company, could be taken by the Company, and any Member shall have the right to take for such Member's own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment opportunity.

     Section 5.7. Waiver of Rejection Right. In the event of a Bankruptcy of the Member, the Member hereby agrees to waive any right to reject this Agreement under the federal bankruptcy laws.

                                   ARTICLE VI
                                    DURATION

     Section 6.1. Duration. Subject to the provisions of Section 6.2 of this Agreement, the Company shall be dissolved and its affairs wound up and terminated upon the first to occur of the following:

          (a) The determination of the Board of Managers including the Independent Managers;

          (b) The entry of a decree of judicial dissolution under Section 18-802 of the Act; or

          (c) The termination of the legal existence of the last remaining member of the Company or the occurrence of any other event which terminates the continued membership of the last remaining member of the Company in the Company unless the Company is continued without dissolution in a manner permitted by this Agreement or the Act.

Upon the occurrence of any event that causes the last remaining Member of the Company to cease to be a Member of the Company, to the fullest extent permitted by law, the personal representative of such Member is hereby authorized to, and shall, within 90 days after the occurrence of the event that terminated the continued membership of such Member in the Company, agree in writing (i) to continue the Company and (ii) to the admission of the personal representative or its nominee or designee, as the case may be, as a substitute Member of the Company, effective as of the occurrence of the event that terminated the continued membership of the last remaining Member of the Company in the Company. Notwithstanding the foregoing, so long as any Permitted Indebtedness (other than indebtedness to the Initial Member) is outstanding, to the fullest extent permitted law, the Company shall not be dissolved without the prior consent of the Control Party.

Except as otherwise set forth in this Article VI, the Members intend for the Company to have perpetual existence. Notwithstanding any other provision of this Agreement, the Bankruptcy of any Member or Special Member shall not cause such Member or Special Member to cease to be a Member of the Company and upon the occurrence of such an event, the business of the Company shall continue without dissolution.

     Section 6.2. Winding Up. Upon dissolution of the Company, the Company shall be liquidated in an orderly manner. The Board of Managers shall be the liquidator pursuant to this Agreement and shall proceed diligently to wind up the affairs of the Company and make final distributions as provided herein and in the Act. The costs of liquidation shall be borne as the Company's expense. The steps to be accomplished by the liquidator are as follows:

          (a) First, the liquidator shall satisfy all of the Company's debts and liabilities to creditors including all contingent, conditional or unmatured claims (whether by payment or the reasonable provision for payment thereof) other than liabilities for distributions to members and former members under Sections 18-601 and 18-604 of the Act;

          (b) Second, the liquidator shall satisfy all of the Company's debts and liabilities to Members (whether by payment or the reasonable provision for payment thereof);

          (c) Third, all remaining Authorized Assets shall be sold on terms and conditions as favorable to the Company as are obtainable in the market; provided, that no Affiliate of the Company shall be entitled to acquire such Authorized Assets unless the purchase price to be paid by such Affiliate is at least as high as the price specified in the highest bona fide bid for such Authorized Assets from a third party, provided, however, that Affiliates of the Company shall be entitled to acquire such Authorized Assets if (x) no bona fide bids are received for such Authorized Assets (after reasonable efforts to obtain such bids) and (y) such acquisition is at a price at least equal to the fair value of such Authorized Assets, as established in written advice to the Company from a Person, selected by the Independent Managers, engaged in the brokering or valuation of financial assets such as Authorized Assets; and

          (d) Fourth, all remaining assets shall be distributed to the Members in accordance with Section 3.1.

     Section 6.3. Termination. The Company shall terminate when all of the assets of the Company, after payment of or due provision for all debts, liabilities and obligations of the Company, shall have been distributed to the Members in the manner provided for in this Article VI, and the Certificate of Formation of the Company shall have been canceled in the manner required by the Act.

                                   ARTICLE VII
                                    VALUATION

     Section 7.1. Valuation. For purposes of this Agreement, the value of any property contributed by or distributed to any Member shall be valued as determined by the Board of Managers.

                                  ARTICLE VIII
                           BOOKS OF ACCOUNT: MEETINGS

     Section 8.1. Books. The Board of Managers will maintain on behalf of the Company complete and accurate books of account of the Company's affairs at the Company's principal office, which books will be open to inspection by any Member (or such Member's authorized representative) at any time during ordinary business hours and shall be maintained in accordance with the Act.

     Section 8.2. Fiscal Year. The fiscal year of the Company shall end on December 31 of each year.

     Section 8.3. Tax Allocation and Reports.

          (a) The income, gains, losses, deductions and credits of the Company will be allocated, for federal, state and local income tax purposes, among the Members in accordance with the allocation of such income, gains, losses, deductions and credits among the Members for computing their Capital Accounts, except as otherwise provided in the Code or other applicable law.

          (b) In accordance with Section 704(c) of the Code and the Treasury Regulations thereunder, income, gain, loss, deduction and expense with respect to any property contributed to the capital of the Company shall, solely for tax purposes, be allocated among the Members so as to take account of any variation between the adjusted basis of such property to the Company for federal income tax purposes and its fair market value at the time of contribution.

          (c) If and for so long as the Company has more than one Member, within 75 days after the end of each fiscal year, the Tax Matters Partner (as defined below) shall cause the Company to furnish each Member with a copy of the Company's tax return and form K-1 for such fiscal year.

          (d) If and for so long as the Company has more than one Member, the Company shall designate the Initial Member to act as the "Tax Matters Partner" (as defined in Section 6231(a)(7) of the Code) in accordance with Sections 6221 through 6233 of the Code.

          (e) If and for so long as the Company has only one Member, the Company shall make an election on IRS Form 8832 to be treated as a domestic entity with a single owner electing to be disregarded as a separate entity.

                                   ARTICLE IX
                                  MISCELLANEOUS

Amendments. Subject to Section 1.5, this Agreement may be amended or modified from time to time only by a written instrument adopted by the unanimous consent of its Board of Managers; provided, however, that any amendment or modification reducing disproportionately a Member's Percentage Interest or other interest in the profits or losses or in distributions or increasing such Member's capital contribution shall be effective only with such Member's consent.

Notwithstanding anything to the contrary in this Agreement, so long as any Permitted Indebtedness (other than indebtedness to the Initial Member) is outstanding, this Agreement may not be modified, altered, supplemented or amended without prior written consent of the Control Party and any such amendment, alteration, supplement or modification must satisfy the Rating Agency Condition; provided, however, that any amendment, alteration, supplement or modification to this Agreement that creates a separate, non-voting membership interest in the Company (with no right to participate in the management of the Company), which interest would give its holder the right to receive only allocation and distributions from the Company of amounts that are received by the Company at the times and in the amounts set forth in the Basic Documents and pledge or grant to a pledge a security interest solely in such non-voting interest, shall be in form and substance reasonably satisfactory to the Control Party.

     Section 9.1. Successors. Except as otherwise provided herein, this Agreement will inure to the benefit of and be binding upon the Members and their respective legal representatives, heirs, successors and permitted assigns.

     Section 9.2. Governing Law; Severability. The Agreement will be construed in accordance with the laws of the State of Delaware, without regard to principles of conflicts of laws, and, to the maximum extent possible, in such manner as to comply with the terms and conditions of the Act. If it is determined by a court of competent jurisdiction that any provision of this Agreement is invalid under applicable law, such provision will be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of this Agreement.

     Section 9.3. Notices. All notices, demands and other communications to be given and delivered under or by reason of provisions under this Agreement shall be in writing and shall be deemed to have been given when personally delivered, mailed by first class mail (postage prepaid and return receipt requested), sent by telecopy or sent by reputable overnight courier service (charges prepaid) to the addresses or telecopy numbers set forth in Schedule 1 hereto or to such other addresses or telecopy numbers as have been supplied in writing to the Company.

     Section 9.4. Complete Agreement: Headings, Counterparts. This Agreement terminates and supersedes all other agreements concerning the subject matter hereof previously entered into among any of the parties. Descriptive headings are for convenience only and will not control or affect the meaning or construction of any provision of this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or the plural shall include the singular and the plural, and pronouns stated in either the masculine, feminine or the neuter gender shall include the masculine, the feminine and the neuter. This Agreement may be executed in any number of counterparts, any one of which need not contain the signatures of more than one party, but all such counterparts together will constitute one agreement.

     Section 9.5. Partition. Except as otherwise expressly provided in this Agreement, to the fullest extent permitted by law, each Member and Special Member hereby irrevocably waives any right or power that such Member might have to cause the Company or any of its assets to be partitioned, to cause the appointment of a receiver for all or any portion of the assets of the Company, to compel any sale of all or any portion of the assets of the Company pursuant to any applicable law or to file a complaint or to institute any proceeding at law or in equity to cause the dissolution, liquidation, winding up or termination of the Company. No Member shall have any interest in any specific assets of the Company, and no Member shall have the status of a creditor with respect to any distribution pursuant to Section 3.1 hereof. The interest of the Members in the Company is personal property.

     Section 9.6. Benefits of Agreement: Third-Party Rights. The Control Party, the Indenture Trustee, and their successors and assigns shall each be a third party beneficiary of this Agreement, as it may be supplemented or amended, and shall be entitled to rely upon and directly to enforce such provisions of this Agreement. None of the provisions of this Agreement shall be for the benefit of or enforceable by any creditor of the Company or by any creditor of any Member or Special Member. Nothing in this Agreement shall be deemed to create any right in any Person (except as otherwise provided in Section 4.4) not a party hereto, and this Agreement shall not be construed in any respect to be a contract in whole or in part for the benefit of any third Person.

     Section 9.7. Binding Agreement. Notwithstanding any other provision of this Agreement, each Member agrees that this Agreement constitutes a legal, valid and binding agreement of the Member, and is enforceable against the Member by the Independent Managers, in accordance with its terms.

     Section 9.8. No Strict Construction. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the Persons (if more than one) then parties hereto, and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement.

     Section 9.9. Effectiveness. Pursuant to Section 18-201(d) of the Act, this Agreement shall be effective as of the date first set forth above.

     IN WITNESS WHEREOF, the Initial Member hereto has caused this Agreement to be signed as of the date first above written.

                                        INITIAL MEMBER:

                                        ALLIANCE LAUNDRY SYSTEMS LLC


                                        By:  /s/ Scott L. Spiller
                                           -------------------------------------
                                        Name:  Scott L. Spiller
                                        Title: VP, Law and Human Resources
                                               & Secretary

     IN WITNESS WHEREOF, the Special Member hereto has caused this Agreement to be signed as of November 26, 2002.

                                        SPECIAL MEMBER:


                                        Name:  /s/ Douglas K. Johnson
                                             -----------------------------------
                                              Douglas K. Johnson

                                   APPENDIX A

                                   DEFINITIONS

A. Capitalized terms used in the Agreement and not defined herein shall have the meanings assigned to such terms in Appendix A to the Pooling and Servicing Agreement. When used in this Agreement, the following terms not otherwise defined herein have the following meanings:

     "Act" has the meaning set forth in Section 1.1.

     "Affiliate" means, with respect to any Person, any other Person directly or indirectly Controlling or Controlled by or under direct or indirect common Control with such Person.

     "Agreement" has the meaning set forth in the preamble to this Agreement.

     "Assignee" means person or entity to whom any Company interest has been transferred in a Transfer described in Section 4.06, unless and until such person or entity becomes a Member with respect to such Company interest.

     "Authorized Assets" means Equipment Loans, Receivables and related assets.

     "Bankruptcy" means, with respect to any Person, if such Person (i) makes an assignment for the benefit of creditors, (ii) files a voluntary petition in bankruptcy, (iii) is adjudged bankrupt or insolvent, or has entered against it an order for relief, in any bankruptcy or insolvency proceeding, (iv) files a petition or answer seeking for itself any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, (v) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against it in any proceeding of this nature, (vi) seeks, consents to or acquiesces in the appointment of a trustee, receiver or liquidator of the Person or of all or any substantial part of its seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief under any statute, law or regulation, if the proceeding has not been dismissed, or if within 90 days after the appointment without such Person's consent or acquiescence of a trustee, receiver or liquidator of such Person or of all or any substantial part of its properties, the appointment is not vacated or stayed, or within 90 days after the expiration of any such stay, the appointment is not vacated. With respect to the Member, the foregoing definition of "Bankruptcy" is intended to replace and shall supersede and replace the definition of "Bankruptcy" set forth in Sections 18101(1) and 18-304 of the Act.

     "Basic Documents" means the Certificate of Trust, the Trust Agreement, the Purchase Agreement, the Pooling and Servicing Agreement, any Assignment, the Back-Up Servicer Agreement, the Note Purchase Agreement, the Custodial Agreement, the Administration Agreement, the Indenture, the Ambac Insurance Agreement, each of the Lockbox Agreements, each of the Independent Manager Agreements, each of the Independent Manager Services Agreements, the Intercreditor Agreement, the Securities Account Control Agreement, the Applicable Margin Fee Letter and the other documents and certificates delivered in connection therewith.

     "Book Value" means, with respect to any Company property, the Company's adjusted basis for federal income tax purposes, except that the initial Book Value of any property contributed by a Member to the Company shall be the value of such property on the date of such contribution, as agreed by the Board of Managers and the Member contributing the property, and the Book Value of any Company property shall be adjusted pursuant to Treasury Regulation Section 1.7041(b)(2)(iv)(e) (in connection with a distribution of such property) or (f) (in connection with a revaluation of Capital Accounts).

     "Board of Managers" has the meaning set forth in Section 4.1(a).

     "Capital Account" has the meaning set forth in Section 2.1.

     "Certificate of Formation" has the meaning set forth in Section 1.1.

     "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the regulations promulgated thereunder.

     "Company" has the meaning set forth in Section 1.1.

     "Control" means the possession, directly or indirectly, or the power to direct or cause the direction of the management or policies of a Person, whether through the ownership of voting securities or general partnership or managing member interests, by contract or otherwise. "Controlling" and "Controlled" shall have correlative meanings.

     "Event of Withdrawal" means the death or dissolution of a Member.

     "Independent Manager" means a natural person who, for the five-year period prior to such person's appointment as Independent Manager (or independent director with respect to corporations) has not been, and during the continuation of such person's service as Independent Manager such Independent Manager is not:
(i) an employee, director, stockholder, manager, partner or officer of the Company or any of its Affiliates (other than such person's service as an Independent Manager of the Company or any of the Initial Member's Affiliates);
(ii) a customer, creditor or supplier of the Company or any of its Affiliates;
(iii) a beneficial owner at the time of such individual's appointment as an Independent Manager, or at any time thereafter while serving as an Independent Manager, of more than 2% of the voting securities of the Initial Member of any of its subsidiaries or affiliates; (iv) is not affiliated with a significant customer, supplier or creditor of the Initial Member or any of its affiliates or subsidiaries; (v) does not have any significant personal service contracts with the Initial Member or any of its affiliates or subsidiaries; (vi) has prior experience as an independent director for a corporation whose charter documents require the unanimous consent of all independent directors thereof before such corporation could consent to the institution of bankruptcy or insolvency proceedings against it or could file a petition seeking relief under any applicable federal or state law; (vii) has at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities; or (viii) is not any member of the immediate family of a person described in (i) or (ii). An Independent Manager of the Company is hereby designated as a Manager of the Company within the meaning of Section 18-101(10) of the Act.

     "Independent Manager Agreement" means an agreement by and between the Company and an Independent Manager relating to such Independent Manager's position as Independent Manager.

     "Independent Manager Services Agreement" means an agreement by and between the Company and a Person relating to the identification of qualified individuals to serve as Independent Managers.

     "Initial Member" means Alliance Laundry Systems LLC, a Delaware limited liability company, as the sole member of the Company.

     "Intercreditor Agreement" means the Intercreditor Agreement dated as of November 26, 2002 among General Electric Capital Corporation and the Bank of New York.

     "Lockbox Agreements" means any agreement relating to the provision of lockbox or other account services.

     "Losses" for any period means all items of Company loss, deduction and expense for such period determined according to Section 2.2.

     "Majority in Interest" means a majority of Percentage Interests of all Members.

     "Manager" means each Person identified as such on Schedule 1 as a manager, and any successor thereto. Each Manager is hereby designated as a "manager" of the Company within the meaning of Section 18-101 (10) of the Act.

     "Manager Agreement" means the Manager Agreement in the form attached hereto as Exhibit A.

     "Material Action" means to consolidate or merge the Company with or into any Person, or sell all or substantially all of the assets of the Company, or to institute proceedings to have the Company or the Issuer be adjudicated bankrupt or insolvent, or consent to the institution of bankruptcy or insolvency proceedings against the Company or the Issuer or file a petition seeking, or consent to, reorganization or relief with respect to the Company or the Issuer under any applicable federal or state law relating to bankruptcy, or consent to the appointment of a receiver, liquidator, assignee, trustee, sequestrator (or other similar official) of the Company or the Issuer or a substantial part of its property, or make any assignment (or consent to the making of any assignment) for the benefit of creditors of the Company or the Issuer, or admit in writing the Company's or the Issuer's inability to pay its debts generally as they become due, or, to the fullest extent permitted by law, take action in furtherance of any such action, or dissolve or liquidate (or consent to the dissolution or liquidation of the Company or the Issuer) or except to the extent permitted by the Basic Documents, engage in any business activity not contemplated hereby, sell all or substantially all of the assets of the Company or incur debt not contemplated by the Basic Documents.

     "Member" means any of the parties identified on Schedule 1 as a member or admitted as a member after the date of this Agreement in accordance with the terms hereof, in each case for so long as such person continues to be a member hereunder; provided, however, the term "Member" shall not include the Special Members.

     "Officer's Certificate" means a certificate signed by any officer of the Company who is authorized to act for the Company in matters relating to the Company.

     "Percentage Interest" means, in respect of each Member, such Member's interest in the income, gains, losses, deductions and expenses of the Company as set forth on Schedule 1.

     "Permitted Indebtedness" means the indebtedness for borrowed money of the Issuer and the other liabilities and obligations arising under the Basic Documents.

     "Pooling and Servicing Agreement" means the Pooling and Servicing Agreement dated as of November 26, 2002 among the Initial Member, the Company and Alliance Laundry Equipment Receivables Trust 2000-A.

     "Profits" for any period means all items of Company income and gain for such period determined according to Section 2.2.

     "Special Member" means, upon such Person's admission to the Company as a member of the Company pursuant to Section 1.7, a person acting as an Independent Manager, in such person's capacity as a member of the Company. A Special Member shall have only the rights and duties expressly set forth in this Agreement.

     "Terminated Member" means a person who has ceased to be a Member pursuant to Section 5.5.

     "Transfer" has the meaning set forth in Section 5.1(a).

B. Rules of Construction. Definitions in this Agreement apply equally to both the singular and plural forms of the defined terms. The words "include" and "including" shall be deemed to be followed by the phrase "without limitation." The terms "herein," "hereof' and "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular Section, paragraph or subdivision. The Section titles appear as a matter of convenience only and shall not affect the interpretation of this Agreement. All Section, paragraph, clause, Exhibit or Schedule references not attributed to a particular document shall be references to such parts of this Agreement.

                                                                      SCHEDULE 1

                         MEMBER AND MANAGER INFORMATION

--------------------------------------------------------------------------------
                                          CAPITAL                PERCENTAGE
         MEMBER(S)                      CONTRIBUTION              INTEREST
--------------------------------------------------------------------------------
Alliance Laundry Systems LLC                 $1                     100%
Shepard Street
Ripon, WI 54971
--------------------------------------------------------------------------------

Managers

Thomas F. L'Esperance

Bruce P. Rounds

Robert T. Wallace

Douglas K. Johnson (Independent Manager)

Evelyn Echevarria (Independent Manager)

                                                                       EXHIBIT A

                            FORM OF MANAGER AGREEMENT

                                 ----------------, ------

Alliance Laundry Equipment Receivables 2002 LLC
Shepard Street
Ripon, WI 54971

     Re: Manager Agreement of Alliance Laundry Equipment Receivables 2002 LLC

Ladies and Gentlemen:

     For good and valuable consideration, each of the undersigned persons, who have been designated as managers of Alliance Laundry Equipment Receivables 2002 LLC, a Delaware limited liability company (the "Company"), in accordance with the Limited Liability Company Agreement of the Company, dated as of November 26, 2002, as it may be amended or restated from time to time (the "LLC Agreement"), hereby agree as follows:

     1. Each of the undersigned accepts such person's rights and authority as a Manager (as defined in the LLC Agreement) under the LLC Agreement and agrees to perform and discharge such person's duties and obligations as a Manager under the LLC Agreement, and further agrees that such rights, authorities, duties and obligations under the LLC Agreement shall continue until such person's successor as a Manager is designated or until such person's resignation or removal as a Manager in accordance with the LLC Agreement. Each of the undersigned agrees and acknowledges that it has been designated as a "Manager" of the Company within the meaning of the Delaware Limited Liability Company Act.

     2. So long as any Permitted Indebtedness (as defined in the LLC Agreement) is outstanding, each of the undersigned agrees, solely in its capacity as creditor of the Company, not to acquiesce, petition, or otherwise involve or cause the Company to invoke the process of any court or governmental authority for the purpose of commencing or sustaining a case against the Company under any federal or state bankruptcy, insolvency or similar law or appointing a receiver, liquidator, assignee, trustee, custodian, sequestrator or other similar official of the Company or any substantial part of the property of the Company, or ordering the winding up or liquidation of the affairs of the Company.

     3. THIS MANAGER AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE, AND ALL RIGHTS AND REMEDIES SHALL BE GOVERNED BY SUCH LAWS WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     4. This Manager Agreement may be executed in any number of counterparts each of which shall be deemed an original of this Manager Agreement and all of which together shall constitute one and the same instrument.

     IN WITNESS WHEREOF, the undersigned have executed this Manager Agreement as of the day and year first above written.

                                           /s/ Thomas F. L'Esperance
                                        ---------------------------------
                                        Name:  Thomas F. L'Esperance

                                           /s/ Bruce P. Rounds
                                        ---------------------------------
                                        Name:  Bruce P. Rounds

                                           /s/ Robert T. Wallace
                                        ---------------------------------
                                        Name:  Robert T. Wallace

                                           /s/ Douglas K. Johnson
                                        ---------------------------------
                                        Name:  Douglas K. Johnson

                                           /s/ Evelyn Echevarria
                                        ---------------------------------
                                        Name:  Evelyn Echevarria